                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 28, 1998
                                                    ----------------



                                 CONNECT, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-20873                                       943036611
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California             94043
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:         (650) 254-4000
                                                      --------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

      On January 28, 1998, CONNECT, Inc., a Delaware corporation (the "Company") announced its earnings for the quarter ended December 31, 1997, and that it had transferred, effective December 31, 1997, its legacy on-line services division to a new company owned primarily by former employees of the Company. Further details regarding this announcement are contained in the Company's press release dated January 28, 1998 attached as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Exhibit 99.1  CONNECT, Inc. Press Release dated January 28, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CONNECT, Inc.
                              (Registrant)


Dated:  January 28, 1998      By: /s/ JOSEPH G. GIRATA
                                  -----------------------------------
                                  JOSEPH G. GIRATA
                                  VICE PRESIDENT OF FINANCE AND
                                  ADMINISTRATION AND CHIEF FINANCIAL OFFICER